                                                                      Exhibit 99


                       EAST TEXAS FINANCIAL SERVICES, INC.
________________________________________________________________________________

 1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910 o 903-593-1767
                               o Fax 903-593-1094


                                  NEWS RELEASE


For verification, contact:  Gerald W. Free, Vice Chairman/President/CEO
                            Derrell W. Chapman, Executive Vice President/COO/CFO


Telephone:  (903) 593-1767
Fax:        (903) 593-1094

For immediate release: May 7, 2002

________________________________________________________________________________


                       EAST TEXAS FINANCIAL SERVICES, INC.
                           REPORTS QUARTERLY EARNINGS
                                AND CASH DIVIDEND


Tyler, Texas, May 7, 2002, - - - Today, East Texas Financial Services, Inc., the holding company for First Federal Savings and Loan Association of Tyler reported that consolidated net income for the six months ended March 31, 2002 was $1.0 million or $.91 per share, compared to $340,000 or $.31 per share for the six months ended March 31, 2001.

For the three month period ended March 31, 2002, the Company reported net income of $370,000 or $.33 per share, compared to $291,000 or $.26 per share for the three months ended March 31, 2001.

Net interest income after provision for loan losses increased to $3.0 million for the six months ended March 31, 2002, compared to $2.0 million for the six months ended March 31, 2001, a $1.0 million or 51.0% increase. Non-interest income increased to $674,000 for the six months ended March 31, 2002, compared to $455,000 for the six months ended March 31, 2001, a 48.3% increase. Total noninterest expense was reported as $2.1 million for the six months ended March 31, 2002, compared to $1.9 million for the six months ended March 31, 2001, a 10.2% increase.

Total assets were reported as $211.7 million at March 31, 2002, deposits totaled $106.7 million, and stockholders' equity was $18.5 million. The Company reported a book value per share of $15.94 at March 31, 2002, based on 1,162,320 outstanding shares. Shares of Company stock traded between $9.06 and $12.02 per share during the quarter ended March 31, 2002.

At March 31, 2002, non-performing assets totaled $1.1 million or .51% of total assets, compared to $1.6 million or .74% of total assets at September 30, 2001. Non-performing loans equaled $713,000 or .54% of loans receivable, compared to $1.3 million or 1.14% of loans receivable at September 30, 2001. Classified assets were reported as $2.2 million or 1.03% of total assets at March 31, 2002, compared to $2.7 million or 1.27% of total assets at September 30, 2001.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported, at March 31, 2002, as 7.53% for both Tangible and Tier 1 capital ratios. The minimum regulatory requirements for Tangible and Tier 1 capital ratios were 1.50% and 4.00 respectively. The Association's Risk-based capital ratio was 14.9 % at March 31, 2002, compared to the minimum 8.0% regulatory requirement.

In other matters, The Company announced that the Company would continue its quarterly cash dividend of $0.05 per share to be paid on May 22, 2002 to stockholders of record as of May 8, 2002.

East Texas Financial Services, Inc. is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates three full service offices and one loan agency in the Tyler area and one full service office in Gilmer, Texas.

The Company's stock is traded under the symbol "ETFS" on the OTC Electronic Bulletin Board.







                           - financial data follows -

                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                          March 31, 2002     September 30, 2001
                                                                          --------------     ------------------
                                                                           (Unaudited)
                        ASSETS
Cash and due from banks                                                   $   1,972,145       $   2,013,647
Interest-bearing deposits with banks                                          1,249,643           2,824,364
Interest-earning time deposits with financial institutions                      300,000             600,000
Federal funds sold                                                              426,595              86,242
Investment securities available-for-sale                                        527,508           6,843,583
Mortgage-backed securities available-for-sale                                22,554,703          27,352,449
Investment securities held-to-maturity (estimated market
         value of $9,790,540 at March 31, 2002, and
         $8,075,494 at September 30, 2001)                                    9,744,850           7,765,537
Mortgage-backed securities held-to-maturity (estimated
         market value of $30,972,950 at March 31, 2002
         and $36,585,979 at September 30, 2001)                              30,691,165          35,879,076
Loans receivable, net of allowance for credit losses of $723,424
         at March 31, 2002 and $769,225 at September 30, 2001               132,380,753         115,847,396
Accrued interest receivable                                                   1,301,126           1,285,582
Federal Home Loan Bank stock, at cost                                         4,388,700           4,323,900
Premises and equipment                                                        2,606,827           2,656,988
Foreclosed assets, net                                                          361,085             259,498
Goodwill, net                                                                 2,170,381           2,170,381
Mortgage servicing rights                                                       123,148             174,128
Other assets                                                                    867,086           1,698,338
                                                                          -------------       -------------

         Total Assets                                                     $ 211,665,715       $ 211,781,109
                                                                          =============       =============

         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
         Noninterest deposits                                             $   3,460,751       $   3,319,015
         Interest-bearing deposits                                          103,288,767         112,292,026
                                                                          -------------       -------------
             Total deposits                                                 106,749,518         115,611,041

         FHLB advances                                                       83,120,947          74,468,248
         Advances from borrowers for taxes and insurance                        404,211           1,267,900
         Federal income taxes
              Current                                                           510,580                   0
              Deferred                                                          517,175             670,706
         Accrued expenses and other liabilities                               1,840,759           1,849,333
                                                                          -------------       -------------
         Total liabilities                                                  193,143,190         193,867,228
                                                                          -------------       -------------
Stockholders' equity:
         Preferred stock, $0.01 par value, 500,000
            shares authorized, none outstanding
         Common stock, $0.01 par value, 5,500,000 shares authorized,
            1,884,492 shares issued and 1,162,320 outstanding                    18,845              18,845
         Additional paid-in-capital                                          12,473,302          12,473,302
         Unearned employee stock ownership plan shares                         (255,597)           (255,597)
         Retained earnings (substantially restricted)                        15,106,032          14,199,357
         Accumulated other comprehensive income                                  47,225             345,256
         Treasury stock, 722,172 shares at cost                              (8,867,282)         (8,867,282)
                                                                          -------------       -------------

              Total stockholder's equity                                     18,522,525          17,913,881
                                                                          -------------       -------------

              Total liabilities and stockholders' equity                  $ 211,665,715       $ 211,781,109
                                                                          =============       =============

                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME


                                                        Three Months                       Six Months
                                                      Ended March 31,                    Ended March 31,
                                                   2002             2001              2002             2001
                                               -----------       -----------       -----------       -----------
INTEREST INCOME

        Loans receivable:
             First Mortgage                    $ 1,597,670       $ 1,645,319       $ 3,157,844       $ 3,301,654
             Consumer and other loans              867,946           498,543         1,650,886           937,061
        Securities available-for-sale:
             Investment securities                  42,346           165,417           126,173           363,769
             Mortgage-backed securities            104,106           663,612           372,668         1,478,132
        Securities held-to-maturity:
             Investment securities                 154,181           347,660           309,260           742,450
             Mortgage-backed securities            496,414           290,076         1,023,377           373,996
        Deposits with banks                         10,718            26,691            27,529            59,950
                                               -----------       -----------       -----------       -----------

             Total interest income               3,273,381         3,637,318         6,667,737         7,257,012
                                               -----------       -----------       -----------       -----------

INTEREST EXPENSE

        Deposits                                 1,010,237         1,506,257         2,224,652         2,947,657
        FHLB advances                              649,423         1,030,196         1,332,433         2,299,038
                                               -----------       -----------       -----------       -----------
             Total interest expense              1,659,660         2,536,453         3,557,085         5,246,695
                                               -----------       -----------       -----------       -----------

             Net interest income before
                provision for loan losses        1,613,721         1,100,865         3,110,652         2,010,317

        Provision for loan losses                  101,438             7,405           111,197            23,639
                                               -----------       -----------       -----------       -----------

             Net interest income after
               provision for loan losses         1,512,283         1,093,460         2,999,455         1,986,678
                                               -----------       -----------       -----------       -----------

NONINTEREST INCOME
        Gain (loss) on sale of                      43,639           188,829           452,173           199,298
        interest-earning assets
        Loan origination and commitment fees        33,506            22,756            82,995            42,655
        Loan servicing fees                        (23,197)           20,723           (59,318)           30,917
        Other                                       81,560            92,757           198,028           181,640
                                               -----------       -----------       -----------       -----------

             Total noninterest income              135,508           325,065           673,878           454,510
                                               -----------       -----------       -----------       -----------

NONINTEREST EXPENSE
        Compensation and benefits                  653,324           573,566         1,290,095         1,137,040
        Occupancy and equipment                    114,668           109,364           221,907           224,703
        SAIF deposit insurance premium               5,279             5,052            10,473            10,376
        Foreclosed assets, net                      20,235           (28,640)           35,231           (25,654)
        Goodwill amortization                            0            39,206                 0            78,418
        Other                                      274,267           252,507           531,374           470,228
                                               -----------       -----------       -----------       -----------

             Total noninterest expense           1,067,773           951,055         2,089,080         1,895,111
                                               -----------       -----------       -----------       -----------

Income (loss) before provision for income          580,018           467,470         1,584,253           546,077
taxes

Income tax expense (benefit)                       210,277           176,271           561,346           205,826
                                               -----------       -----------       -----------       -----------

NET INCOME (LOSS)                              $   369,741       $   291,199       $ 1,022,907       $   340,251
                                               ===========       ===========       ===========       ===========


Earnings per common share                      $      0.33       $      0.26       $      0.91       $      0.31
Earnings per common share - assuming                  0.32              0.26              0.90              0.31
dilution